UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3255

                    Oppenheimer International Growth Fund/VA
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund participated well in the international growth stock rally that began in early 2003 and reached a peak in mid-February 2004. Those early fiscal-year gains were partly offset, however, by the market correction that began in mid-March and persisted into late September before the market moved ahead.

      Throughout the 12-month period ended December 31, 2004, the Fund continued to focus on its four global themes--mass affluence, new technology, restructuring and aging. As the market rose toward its mid-March peak, we took profits in several stocks whose upside seemed limited, and reinvested proceeds in attractively priced companies positioned to benefit from those global growth drivers.

      In the mass affluence category, we found several opportunities in companies with globally recognized brands and good earnings, whose valuations had declined to very attractive levels. Examples include a major beauty products company, a Dutch brewer, wine and spirits maker Pernod-Ricard SA, and a U.K.-based retailer.

      In technology, we continued to look beyond traditional high-tech companies and found what we believe are exceptional opportunities in several Japanese firms, including digital camera maker Canon, Inc. and a maker of high-end halogen lighting systems. We also increased our holdings in a Japanese manufacturer of mini-hard disk drives. Additionally, we added to positions in two of the world's major communications players, Sweden's Telefonaktiebolaget LM Ericsson and the U.K's Vodafone Group plc, as well as in India's Infosys Technologies Ltd., an information technology services firm.

      Several biotech and drug discovery firms in our holdings also fit into the non-traditional growth company category. Our holdings of traditional pharmaceutical firms are limited. Most of our healthcare holdings represent small-to-midsize drug-discovery companies like a drug delivery system maker in the U.K., and Australia's Novogen Ltd.

      The Fund further benefited from substantial gains in several of its long-term holdings. A Greek tanker fleet operator, for example, doubled during the year, reflecting rising tanker-shipping rates. A global staffing and employment services company rose significantly on a strong worldwide economic outlook. German automotive systems and components supplier Continental AG also was up strongly, in part reflecting its dominance in anti-lock brake, anti-rollover, and other automotive safety technologies.

      Detractors from performance during the period included Empresa Brasileira de Aeronautica (Embraer) and Novogen Ltd., both driven by short-term shifts in investor psychology rather than negative changes in the companies' fundamentals or earnings prospects. Apparently many investors thought that Embraer would get caught up in the airline industry's woes, but that was not the case. Embraer dominates the global market for regional jets and represents a solution to airlines' problems, allowing carriers to reconfigure their fleets and networks and operate much more efficiently. Similarly, Novogen sold off in what we believe is a knee-jerk reaction to general pharmaceutical companies' problems, and investors simply did not take into account the company's business model and its powerful new-product pipeline. Both stocks have been recovering since September, as their business strengths were recognized.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2004. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far
East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Growth Fund/VA (Non-Service)
      MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                       Oppenheimer International
                            Growth Fund/VA
                             (Non-Service)              MSCI EAFE Index

   12/31/1994                   10,000                      10,000
   03/31/1995                    9,908                      10,194
   06/30/1995                   10,367                      10,276
   09/30/1995                   10,823                      10,713
   12/31/1995                   11,030                      11,155
   03/31/1996                   11,605                      11,486
   06/30/1996                   12,008                      11,676
   09/30/1996                   12,008                      11,670
   12/31/1996                   12,492                      11,865
   03/31/1997                   12,313                      11,687
   06/30/1997                   13,803                      13,213
   09/30/1997                   14,100                      13,128
   12/31/1997                   13,505                      12,109
   03/31/1998                   15,714                      13,899
   06/30/1998                   15,919                      14,056
   09/30/1998                   13,865                      12,067
   12/31/1998                   16,125                      14,571
   03/31/1999                   15,918                      14,784
   06/30/1999                   16,445                      15,170
   09/30/1999                   17,710                      15,846
   12/31/1999                   24,246                      18,549
   03/31/2000                   28,271                      18,539
   06/30/2000                   25,494                      17,816
   09/30/2000                   24,358                      16,389
   12/31/2000                   21,960                      15,960
   03/31/2001                   19,263                      13,780
   06/30/2001                   19,573                      13,661
   09/30/2001                   14,292                      11,755
   12/31/2001                   16,622                      12,575
   03/31/2002                   17,044                      12,705
   06/30/2002                   15,636                      12,402
   09/30/2002                   11,102                       9,961
   12/31/2002                   11,884                      10,606
   03/31/2003                   10,195                       9,744
   06/30/2003                   13,699                      11,651
   09/30/2003                   14,973                      12,604
   12/31/2003                   17,840                      14,760
   03/31/2004                   18,438                      15,411
   06/30/2004                   18,115                      15,478
   09/30/2004                   17,953                      15,443
   12/31/2004                   21,026                      17,815

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES WITH SALES CHARGE OF THE FUND AT 12/31/04
1-Year 17.86%    5-Year -2.81%   10-Year 7.71%



SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Growth Fund/VA (Service)
      MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer International
                            Growth Fund/VA
                              (Service)                 MSCI EAFE Index

   03/19/2001                   10,000                      10,000
   03/31/2001                   10,164                      10,000
   06/30/2001                   10,328                       9,913
   09/30/2001                    7,623                       8,530
   12/31/2001                    8,852                       9,126
   03/31/2002                    8,910                       9,220
   06/30/2002                    8,662                       9,000
   09/30/2002                    6,270                       7,228
   12/31/2002                    6,682                       7,697
   03/31/2003                    5,785                       7,071
   06/30/2003                    7,545                       8,455
   09/30/2003                    8,216                       9,147
   12/31/2003                    9,725                      10,711
   03/31/2004                   10,117                      11,183
   06/30/2004                    9,862                      11,232
   09/30/2004                    9,777                      11,207
   12/31/2004                   11,393                      12,928

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/04
1-Year 17.15%    5-Year N/A   Since Inception (3/19/01) 3.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


            5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

                                     BEGINNING   ENDING       EXPENSES
                                     ACCOUNT     ACCOUNT      PAID DURING
                                     VALUE       VALUE        6 MONTHS ENDED
                                     (7/1/04)    (12/31/04)   DECEMBER 31, 2004
--------------------------------------------------------------------------------
Non-Service shares Actual            $1,000.00   $1,160.70    $5.94
--------------------------------------------------------------------------------
Non-Service shares Hypothetical       1,000.00    1,019.66     5.55
--------------------------------------------------------------------------------
Service shares Actual                 1,000.00    1,155.20     7.39
--------------------------------------------------------------------------------
Service shares Hypothetical           1,000.00    1,018.30     6.92

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2004 are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service shares        1.09%
------------------------------------
Service shares            1.36


            6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--96.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Continental AG                                         27,640   $      1,756,382
--------------------------------------------------------------------------------
AUTOMOBILES--1.4%
Porsche AG, Preferred                                   1,752          1,111,402
--------------------------------------------------------------------------------
Toyota Motor Corp.                                     14,100            575,855
                                                                ----------------
                                                                       1,687,257

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Carnival Corp.                                         18,100          1,043,103
--------------------------------------------------------------------------------
William Hill plc                                       78,510            850,126
                                                                ----------------
                                                                       1,893,229

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.8%
Daito Trust Construction Co. Ltd.                      17,703            841,355
--------------------------------------------------------------------------------
Groupe SEB SA                                           4,452            477,454
--------------------------------------------------------------------------------
Sharp Corp.                                            81,000          1,322,465
--------------------------------------------------------------------------------
Sony Corp.                                             21,500            837,131
                                                                ----------------
                                                                       3,478,405

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--2.1%
LG Home Shopping, Inc.                                 23,190          1,433,694
--------------------------------------------------------------------------------
Next plc                                               38,200          1,210,114
                                                                ----------------
                                                                       2,643,808

--------------------------------------------------------------------------------
MEDIA--5.7%
British Sky Broadcasting Group plc                     22,431            242,027
--------------------------------------------------------------------------------
Gestevision Telecinco SA 1                             22,069            455,359
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                       15,300            925,650
--------------------------------------------------------------------------------
Mediaset SpA                                           71,200            902,944
--------------------------------------------------------------------------------
News Corp., Inc., Chess Depositary
Interest, Cl. B                                        45,292            870,213
--------------------------------------------------------------------------------
Societe Television Francaise 1                         30,970          1,008,198
--------------------------------------------------------------------------------
Sogecable SA 1                                          5,300            235,283
--------------------------------------------------------------------------------
Vivendi Universal SA 1                                 37,860          1,214,290
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                    284,500          1,119,806
                                                                ----------------
                                                                       6,973,770

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.5%
Hennes & Mauritz AB, B Shares                          55,100          1,919,471
--------------------------------------------------------------------------------
New Dixons Group plc                                  375,680          1,096,328
                                                                ----------------
                                                                       3,015,799

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Compagnie Financiere Richemont AG,
A Shares                                               19,150            637,435
--------------------------------------------------------------------------------
Luxottica Group SpA                                    62,900          1,280,742
--------------------------------------------------------------------------------
LVMH Moet Hennessey Louis Vuitton                       4,200            321,694
                                                                ----------------
                                                                       2,239,871


                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.6%
--------------------------------------------------------------------------------
BEVERAGES--2.9%
Foster's Group Ltd.                                   229,469   $      1,041,509
--------------------------------------------------------------------------------
Heineken NV                                            29,600            986,935
--------------------------------------------------------------------------------
Pernod-Ricard SA                                        9,780          1,498,173
                                                                ----------------
                                                                       3,526,617

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Carrefour SA                                            6,490            309,106
--------------------------------------------------------------------------------
Woolworths Ltd.                                        28,764            338,447
                                                                ----------------
                                                                         647,553

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.4%
Cadbury Schweppes plc                                  66,230            616,702
--------------------------------------------------------------------------------
Nestle SA                                               2,068            541,052
--------------------------------------------------------------------------------
Unilever plc                                           63,900            627,517
                                                                ----------------
                                                                       1,785,271

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
L'Oreal SA                                             13,020            988,402
--------------------------------------------------------------------------------
ENERGY--4.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.9%
Technip SA                                             12,660          2,340,302
--------------------------------------------------------------------------------
OIL & GAS--2.6%
BP plc, ADR                                            18,200          1,062,880
--------------------------------------------------------------------------------
Total SA, B Shares                                      7,420          1,626,158
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                          12,900            461,691
                                                                ----------------
                                                                       3,150,729

--------------------------------------------------------------------------------
FINANCIALS--19.2%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--10.2%
ABN Amro Holding NV                                    33,700            892,773
--------------------------------------------------------------------------------
Anglo Irish Bank Corp.                                124,922          3,039,431
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                         82,625          1,664,894
--------------------------------------------------------------------------------
Joyo Bank Ltd. (The)                                  182,000            888,065
--------------------------------------------------------------------------------
Mitsubishi Tokyo Financial Group, Inc.                    263          2,669,269
--------------------------------------------------------------------------------
National Australia Bank Ltd.                           15,500            350,176
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                 54,197          1,823,007
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                12,270          1,241,677
                                                                ----------------
                                                                      12,569,292

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
Mediobanca SpA                                         37,600            608,694
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.6%
3i Group plc                                          125,210          1,601,003
--------------------------------------------------------------------------------
Collins Stewart Tullett plc                           208,165          1,578,643
--------------------------------------------------------------------------------
MLP AG                                                 63,293          1,252,611
                                                                ----------------
                                                                       4,432,257


            7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--2.8%
Alleanza Assicurazioni SpA                             45,200   $        630,969
--------------------------------------------------------------------------------
Allianz AG                                              4,930            651,012
--------------------------------------------------------------------------------
AMP Ltd.                                              217,376          1,237,112
--------------------------------------------------------------------------------
Skandia Forsakrings AB                                182,800            910,507
                                                                ----------------
                                                                       3,429,600

--------------------------------------------------------------------------------
REAL ESTATE--1.7%
Solidere, GDR 1,2                                      82,820            621,150
--------------------------------------------------------------------------------
Solidere, GDR 1                                        19,680            147,600
--------------------------------------------------------------------------------
Sumitomo Realty & Development
Co. Ltd.                                              104,000          1,355,948
                                                                ----------------
                                                                       2,124,698

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Housing Development Finance
Corp. Ltd.                                             30,000            528,709
--------------------------------------------------------------------------------
HEALTH CARE--12.4%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Art Advanced Research
Technologies, Inc. 1                                   42,800             37,508
--------------------------------------------------------------------------------
Essilor International SA                               16,680          1,307,057
--------------------------------------------------------------------------------
Ortivus AB, Cl. B 1                                    80,000            297,349
--------------------------------------------------------------------------------
Terumo Corp.                                           22,000            592,564
--------------------------------------------------------------------------------
William Demant Holding AS 1                             1,400             65,746
                                                                ----------------
                                                                       2,300,224

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.7%
Nicox SA 1                                            148,670            842,672
--------------------------------------------------------------------------------
PHARMACEUTICALS--9.8%
AstraZeneca plc                                         4,680            169,729
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.,
Sponsored ADR                                          18,500            366,855
--------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd.                       17,000            466,811
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                    15,662            368,737
--------------------------------------------------------------------------------
H. Lundbeck AS                                         47,800          1,065,609
--------------------------------------------------------------------------------
NeuroSearch AS 1                                       28,900          1,241,012
--------------------------------------------------------------------------------
Novogen Ltd. 1                                        705,800          3,186,873
--------------------------------------------------------------------------------
Roche Holdings AG                                       7,982            918,867
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                   22,505          1,798,687
--------------------------------------------------------------------------------
Schering AG                                             8,153            609,286
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                    22,000            304,226
--------------------------------------------------------------------------------
SkyePharma plc 1                                      373,660            467,842
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                         13,000            654,631
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                          16,200            483,732
                                                                ----------------
                                                                      12,102,897

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--10.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.7%
Empresa Brasileira de Aeronautica SA,
Preference                                            401,126   $      3,352,785
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.8%
BTG plc 1                                             243,744            382,561
--------------------------------------------------------------------------------
Capita Group plc                                      130,160            913,989
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                      23,200            456,621
--------------------------------------------------------------------------------
Randstad Holding NV                                    12,300            484,008
                                                                ----------------
                                                                       2,237,179

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.2%
Koninklijke Boskalis Westminster NV                     7,900            267,378
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                 62,185            601,048
--------------------------------------------------------------------------------
Vinci                                                   4,810            645,954
                                                                ----------------
                                                                       1,514,380

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%
Ushio, Inc.                                            76,000          1,420,318
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.6%
Aalberts Industries NV                                 44,838          2,175,774
--------------------------------------------------------------------------------
Siemens AG                                             12,853          1,089,456
                                                                ----------------
                                                                       3,265,230

--------------------------------------------------------------------------------
MACHINERY--0.8%
Hyundai Heavy Industries Co. Ltd.                      28,963            963,848
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--17.9%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.8%
Nokia Oyj                                              40,200            631,536
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares 1                                            894,900          2,854,889
                                                                ----------------
                                                                       3,486,425

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.6%
Logitech International SA 1                            11,245            685,003
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.7%
Electrocomponents plc                                 133,080            727,538
--------------------------------------------------------------------------------
Epcos AG 1                                             40,090            601,541
--------------------------------------------------------------------------------
Keyence Corp.                                           4,200            941,075
--------------------------------------------------------------------------------
Nidec Corp.                                             9,600          1,170,138
--------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                         38,000            975,083
--------------------------------------------------------------------------------
Omron Corp.                                            46,686          1,113,958
--------------------------------------------------------------------------------
Tandberg ASA                                          178,700          2,220,233
--------------------------------------------------------------------------------
TDK Corp.                                               6,900            511,086
                                                                ----------------
                                                                       8,260,652

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.8%
Yahoo Japan Corp. 1                                       212          1,017,898
--------------------------------------------------------------------------------
IT SERVICES--2.9%
Amadeus Global Travel Distribution SA                  90,800            934,288


            8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
Infosys Technologies Ltd.                              39,988   $      1,921,669
--------------------------------------------------------------------------------
NIIT Ltd.                                              49,800            205,982
--------------------------------------------------------------------------------
NIIT Technologies Ltd. 1                               74,700            259,139
--------------------------------------------------------------------------------
United Internet AG                                     10,067            273,398
                                                                ----------------
                                                                       3,594,476

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--2.2%
Canon, Inc.                                            31,000          1,678,863
--------------------------------------------------------------------------------
Konica Minolta Holdings, Inc.                          76,000          1,008,685
                                                                ----------------
                                                                       2,687,548

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.2%
ASM International NV 1                                 59,000            968,190
--------------------------------------------------------------------------------
Samsung Electronics Co.                                 1,100            478,700
                                                                ----------------
                                                                       1,446,890

--------------------------------------------------------------------------------
SOFTWARE--0.7%
Autonomy Corp. plc 1                                  108,238            349,634
--------------------------------------------------------------------------------
Business Objects SA 1                                  12,880            326,344
--------------------------------------------------------------------------------
UBISoft Entertainment SA 1                              6,325            228,601
                                                                ----------------
                                                                         904,579

--------------------------------------------------------------------------------
MATERIALS--3.4%
--------------------------------------------------------------------------------
CHEMICALS--0.4%
Sika AG 1                                                 889            533,197
--------------------------------------------------------------------------------
METALS & MINING--3.0%
Companhia Vale do Rio Doce,
Sponsored ADR                                          69,000          1,682,220
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                          12,900          1,096,801
--------------------------------------------------------------------------------
Rio Tinto plc                                          28,720            845,290
                                                                ----------------
                                                                       3,624,311

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.2%
KDDI Corp.                                                266          1,432,927
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                               26,030            579,164
--------------------------------------------------------------------------------
Vodafone Group plc                                  1,180,811          3,202,195
                                                                ----------------
                                                                       5,214,286
                                                                ----------------
Total Common Stocks (Cost $84,673,457)                               119,275,443


                                                    PRINCIPAL              VALUE
                                                       AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.4%
--------------------------------------------------------------------------------
Undivided interest of 0.21% in joint
repurchase agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$2,972,535 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $2,972,000)                 $  2,972,000   $      2,972,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $87,645,457)                                       99.1%       122,247,443
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                           0.9          1,113,944
                                                 -------------------------------
NET ASSETS                                              100.0%  $    123,361,387
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $621,150 or 0.50% of the Fund's net assets as of December 31, 2004.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                     VALUE           PERCENT
--------------------------------------------------------------------------------
Japan                                            $ 21,778,351              17.8%
United Kingdom                                     18,135,862              14.9
France                                             16,174,769              13.2
Germany                                             7,345,088               6.0
Australia                                           6,755,165               5.5
India                                               6,067,054               5.0
Sweden                                              5,982,216               4.9
The Netherlands                                     5,775,058               4.7
Brazil                                              5,035,005               4.1
United States                                       4,885,316               4.0
Korea, Republic of South                            3,455,406               2.8
Italy                                               3,423,349               2.8
Switzerland                                         3,315,554               2.7
Ireland                                             3,039,431               2.5
Norway                                              2,681,924               2.2
Denmark                                             2,372,367               2.0
Spain                                               2,081,551               1.7
South Africa                                        1,096,801               0.9
Mexico                                                925,650               0.8
Lebanon                                               768,750               0.6
Finland                                               631,536               0.5
Israel                                                483,732               0.4
Canada                                                 37,508               0.0
                                                 -------------------------------
Total                                            $122,247,443             100.0%
                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $87,645,457)--see accompanying statement of investments                   $   122,247,443
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          300,936
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                           2,302
----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                            1,079,237
Interest and dividends                                                                                        218,826
Shares of capital stock sold                                                                                  214,562
Other                                                                                                           3,811
                                                                                                      ----------------
Total assets                                                                                              124,067,117

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                           2,097
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                         610,775
Foreign capital gains tax                                                                                      36,153
Shares of capital stock redeemed                                                                               11,027
Shareholder communications                                                                                      9,620
Distribution and service plan fees                                                                              6,955
Directors' compensation                                                                                         5,306
Transfer and shareholder servicing agent fees                                                                   1,685
Other                                                                                                          22,112
                                                                                                      ----------------
Total liabilities                                                                                             705,730

----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $   123,361,387
                                                                                                      ================

----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                  $        94,874
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                137,407,745
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                              (699,203)
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                            (48,015,948)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in
foreign currencies                                                                                         34,573,919
                                                                                                      ----------------
NET ASSETS                                                                                            $   123,361,387
                                                                                                      ================

----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $110,679,293 and 85,433,624 shares of capital stock outstanding)                     $          1.30
----------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $12,682,094 and 9,440,138 shares of capital stock outstanding)                       $          1.34

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $176,952)                                              $     1,739,829
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       68,365
                                                                                                      ----------------
Total investment income                                                                                     1,808,194

----------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                             1,053,887
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                             22,628
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                             10,047
Service shares                                                                                                  1,736
----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                              7,539
Service shares                                                                                                  1,131
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                    34,967
----------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                         7,050
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          22,058
                                                                                                      ----------------
Total expenses                                                                                              1,161,043
Less reduction to custodian expenses                                                                             (707)
                                                                                                      ----------------
Net expenses                                                                                                1,160,336

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         647,858

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                (1,550,015)
Foreign currency transactions                                                                               3,566,320
                                                                                                      ----------------
Net realized gain                                                                                           2,016,305
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $36,153)                                                  13,397,512
Translation of assets and liabilities denominated in foreign currencies                                     2,032,733
                                                                                                      ---------------
Net change in unrealized appreciation                                                                      15,430,245

----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $    18,094,408
                                                                                                      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2004              2003
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                           $    647,858   $       260,368
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           2,016,305       (14,696,098)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              15,430,245        46,634,261
                                                                                -------------------------------
Net increase in net assets resulting from operations                              18,094,408        32,198,531

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                (1,405,673)         (996,174)
Service shares                                                                      (111,488)          (14,103)

---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares                                                                 3,594,655          (148,956)
Service shares                                                                     5,579,673         3,569,304

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                    25,751,575        34,608,602
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               97,609,812        63,001,210
                                                                                -------------------------------
End of period (including accumulated net investment loss of $699,203 and
$16,939, respectively)                                                          $123,361,387   $    97,609,812
                                                                                ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES    YEAR ENDED DECEMBER 31,                 2004        2003        2002         2001         2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   1.12     $  0.76     $  1.07     $   1.74     $   2.30
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .01 1        -- 2       .01          .01           -- 2
Net realized and unrealized gain (loss)                        .19         .37        (.31)        (.39)        (.11)
                                                          ------------------------------------------------------------
Total from investment operations                               .20         .37        (.30)        (.38)        (.11)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.02)       (.01)       (.01)          -- 2       (.03)
Distributions from net realized gain                            --          --          --         (.29)        (.42)
                                                          ------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.02)       (.01)       (.01)        (.29)        (.45)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.30     $  1.12     $  0.76     $   1.07     $   1.74
                                                          ============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           17.86%      50.13%     (28.51)%     (24.31)%      (9.43)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $110,679     $92,027     $62,091     $ 99,831     $144,901
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 96,388     $70,042     $83,511     $117,814     $162,028
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                         0.64%       0.37%       1.17%        0.69%        0.24%
Total expenses                                                1.08% 5     1.12% 5     1.12% 5      1.05% 5      1.17% 5
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         30%         71%         40%          44%          72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                                 2004          2003         2002         2001 1
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  1.16       $  0.81     $   1.08     $   1.22
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     -- 2,3       .01          .01           -- 3
Net realized and unrealized gain (loss)                                  .20           .35         (.27)        (.14)
                                                                     -------------------------------------------------
Total from investment operations                                         .20           .36         (.26)        (.14)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.02)         (.01)        (.01)          --
Distributions from net realized gain                                      --            --           --           --
                                                                     -------------------------------------------------
Total dividends and/or distributions to shareholders                    (.02)         (.01)        (.01)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  1.34       $  1.16     $   0.81     $   1.08
                                                                     =================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                     17.15%        45.53%      (24.51)%     (11.48)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $12,682       $ 5,583     $    910     $    103
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $ 9,071       $ 2,205     $    603     $     36
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                            0.37%         0.03%       (0.03)%       0.28%
Total expenses                                                          1.34%         1.36%        1.41%        1.20%
Expenses after payments and waivers and reduction to
 custodian expenses                                                      N/A 6         N/A 6       1.34%         N/A 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   30%           71%          40%          44%

1. For the period from March 19, 2001 (inception of offering) to December 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


            15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4          TAX PURPOSES
    ---------------------------------------------------------------------------
    $1,058,567                 $--            $47,197,184           $32,001,144

1. As of December 31, 2004, the Fund had $47,195,203 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                      EXPIRING
                      -------------------------
                      2009        $  14,880,581
                      2010           12,564,594
                      2011           19,750,028
                                  -------------
                      Total       $  47,195,203
                                  =============

2. The Fund had $1,981 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2004, the Fund utilized $1,649,468 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.


            16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                   REDUCTION TO           INCREASE TO
                   ACCUMULATED        ACCUMULATED NET
                   NET INVESTMENT       REALIZED LOSS
                   LOSS                ON INVESTMENTS
                   ----------------------------------
                   $187,039                  $187,039

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2004        DECEMBER 31, 2003
    ---------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                         $1,517,161               $1,010,277

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

    Federal tax cost of securities            $  90,218,232
    Federal tax cost of other investments          (468,605)
                                              --------------
    Total federal tax cost                    $  89,749,627
                                              ==============
    Gross unrealized appreciation             $  34,214,126
    Gross unrealized depreciation                (2,212,982)
                                              --------------
    Net unrealized appreciation               $  32,001,144
                                              ==============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


            17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 180 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2004     YEAR ENDED DECEMBER 31, 2003
                                                    SHARES          AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                            15,850,324    $ 17,947,088     186,946,297    $ 155,106,738
Dividends and/or distributions reinvested        1,277,885       1,405,673       1,556,521          996,174
Redeemed                                       (13,971,244)    (15,758,106)   (188,023,694)    (156,251,868)
                                               -------------------------------------------------------------
Net increase (decrease)                          3,156,965    $  3,594,655         479,124    $    (148,956)
                                               =============================================================

-----------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             7,869,095    $  9,330,160       8,997,299    $   8,513,130
Dividends and/or distributions reinvested           96,945         111,488          20,739           14,103
Redeemed                                        (3,333,307)     (3,861,975)     (5,340,145)      (4,957,929)
                                               -------------------------------------------------------------
Net increase                                     4,632,733    $  5,579,673       3,677,893    $   3,569,304
                                               =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $41,771,683 and $30,056,090, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $10,939 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of


            18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                         CONTRACT                VALUATION AS OF
                                       EXPIRATION      AMOUNT       DECEMBER 31,     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                        DATES       (000S)              2004   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)                                 1/4/05   449,347EUR          $610,790         $   --         $1,856
                                                                                         ---------------------
CONTRACTS TO SELL
British Pound Sterling (GBP)               1/4/05   122,494GBP           235,108            766             --
Euro (EUR)                          1/3/05-1/5/05   620,975EUR           844,082          1,536            241
                                                                                         ---------------------
                                                                                          2,302            241
                                                                                         ---------------------
Total unrealized appreciation and depreciation                                           $2,302         $2,097
                                                                                         =====================

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment


            19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. LITIGATION Continued

Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005


            21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends of $0.0169 and $0.0162 per share were paid to Non-service and Service shareholders, respectively, on March 15, 2004, all of which was designated as ordinary income for federal income tax purposes.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2004 which are not designated as capital gain distributions should be multiplied by 0.76% to arrive at the amount eligible for the corporate dividend-received deduction.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $184,900 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2004. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
WITH FUND, LENGTH OF          DIRECTOR; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
SERVICE, AGE
INDEPENDENT                   THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
DIRECTORS                     80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                              RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,         Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Chairman of the Board of      Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
Directors (since 2003)        Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997);
and Director (since           Chairman of the following private companies: Great Frontier Insurance (insurance
1999) Age: 67                 agency) (since 1995), Ambassador Media Corporation and Broadway Ventures (since 1984);
                              a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and UNUMProvident (insurance company) (since
                              1991). Mr. Armstrong is also a Director/Trustee of Campus Crusade for Christ and the
                              Bradley Foundation. Formerly a director of the following: Storage Technology
                              Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                              International Family Entertainment (television channel) (1992-1997), Frontier Real
                              Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title
                              (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                              Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,               Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of
Director (since 1996)         private equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 73                       Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and
                              A.G.E. Asset Management (investment advisor) (until March 1999); and a Director (until
                              March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 38
                              portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,              Formerly Assistant Secretary and a director (December 1991-April 1999) of Centennial
Director (since 2002)         Asset Management Corporation; President, Treasurer and a director (June 1989-April
Age: 68                       1999) of Centennial Capital Corporation; Chief Executive Officer and a director of
                              MultiSource Services, Inc. (March 1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,            A member of The Life Guard of Mount Vernon, George Washington's home (since June
Director (since 2002)         2000). Formerly Director (March 2001-May 2002) of Genetic ID, Inc. and its
Age: 66                       subsidiaries (a privately held biotech company); a partner (July 1974-June 1999) with
                              PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June 1998) of
                              Price Waterhouse LLP Global Investment Management Industry Services Group. Oversees 38
                              portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Director (since 1997)         foundation); a director (since 1997) of Putnam Lovell Finance (finance company); a
Age: 63                       director (since June 2002) of UNUMProvident (an insurance company). Formerly a director (October 1999-October 2003) of P.R. Pharmaceuticals (a privately held company); Chairman and a director (until October 1996) and President and Chief
                              Executive Officer (until October 1995) of the Manager; President, Chief Executive
                              Officer and a director (until October 1995) of Oppenheimer Acquisition Corp.,
                              Shareholders Services Inc. and Shareholder Financial Services, Inc. Oversees 38
                              portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                 Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly
Director (since 1996)         (until October 1994) Mr. Freedman held several positions in subsidiary or affiliated
Age: 64                       companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.


            23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
BEVERLY L. HAMILTON,          Trustee of Monterey International Studies (an educational organization) (since
Director (since 2002)         February 2000); a director of The California Endowment (a philanthropic organization)
Age: 58                       (since April 2002) and of Community Hospital of Monterey Peninsula (educational organization) (since February 2002); a director of America Funds Emerging Markets
                              Growth Fund (since October 1991) (an investment company); an advisor to Credit Suisse
                              First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation and of the University of Michigan.
                              Formerly, Trustee of MassMutual Institutional Funds (open-end investment company)
                              (1996-May 2004); a director of MML Series Investment Fund (April 1989-May 2004) and
                              MML Services (April 1987-May 2004) (investment companies); member of the investment committee (2000-2003) of Hartford Hospital; an advisor (2000-2003) to Unilever
                              (Holland)'s pension fund; and President (February 1991-April 2000) of ARCO Investment
                              Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,             Chairman, Chief Executive Officer and Director of Steele Street State Bank (a
Director (since 2002)         commercial banking entity) (since August 2003); director of Colorado UpLIFT (a
Age: 60                       non-profit organization) (since 1986); trustee (since 2000) of the Gallagher Family
                              Foundation (non-profit organization). Formerly, Chairman of U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1,
                              1999), a director of: Commercial Assets, Inc. (a REIT) (1993-2000), Jones Knowledge,
                              Inc. (a privately held company) (2001-July 2004) and U.S. Exploration, Inc. (oil and
                              gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,     Trustee of MassMutual Institutional Funds (since 1996) and MML Series Investment Fund
Director (since 2002)         (since 1987) (both open-end investment companies) and the Springfield Library and
Age: 62                       Museum Association (since 1995) (museums) and the Community Music School of
                              Springfield (music school) (since 1996); Trustee (since 1987), Chairman of the Board
                              (since 2003) and Chairman of the investment committee (since 1994) for the Worcester
                              Polytech Institute (private university); and President and Treasurer (since January
                              1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 -
                              2003); Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                              Bank) (commercial bank); and Executive Vice President (January 1999-July 1999) of
                              Peoples Heritage Financial Group, Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR           THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                   LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                              INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,               Chairman, Chief Executive Officer and director (since June 2001) and President (since
President and Director        September 2000) of the Manager; President and a director or trustee of other
(since 2002)                  Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
Age: 55                       Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                              Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director
                              (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                              Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager);
                              President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                              Inc., Centennial Asset Management Corporation, Trinity Investment Management
                              Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView
                              Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                              President (since November 1, 2001) and a director (since July 2001) of Oppenheimer
                              Real Asset Management, Inc.; Executive Vice President (since February 1997) of
                              Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director
                              (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company
                              Institute's Board of Governors (elected to serve from October 3, 2003 through
                              September 30, 2006). Formerly, Chief Operating Officer (September 2000-June 2001) of
                              the Manager; President and trustee (November 1999-November 2001) of MML Series
                              Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company; President,
                              Chief Executive Officer and director (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                              Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 62 portfolios as Trustee/Director and 21 additional portfolios as Officer in the
                              OppenheimerFunds complex.


            24 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------------------------------------------
OFFICERS                      THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. EVANS AND
                              ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                              10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO
                              80112-3924. EACH OFFICER SERVES FOR AN ANNUAL0 TERM OR UNTIL HIS OR HER EARLIER
                              RESIGNATION, DEATH OR REMOVAL.

GEORGE EVANS,                 Vice President (since October 1993) and Director of International Equities (since July
Vice President and            2004) of the Manager. Formerly Vice President of HarbourView Asset Management
Portfolio Manager             Corporation (July 1994-November 2001); an officer of 2 portfolios in the
(since 1999)                  OppenheimerFunds complex.
Age: 45

BRIAN W. WIXTED,              Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 1999)        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                       Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                              Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments,
                              Inc. (since March 2000), of OppenheimerFunds International Ltd. and OppenheimerFunds
                              plc (since May 2000), of OFI Institutional Asset Management, Inc. (since November
                              2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation)
                              (since June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                              Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March
                              1999) of Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial
                              Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                              Program (April 2000-June 2003); Principal and Chief Operating Officer (March
                              1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An officer of
                              83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,               Executive Vice President (since January 2004) and General Counsel (since February
Vice President and            2002) of the Manager; General Counsel and a director (since November 2001) of the
Secretary (since 2001)        Distributor; General Counsel (since November 2001) of Centennial Asset Management
Age: 56                       Corporation; Senior Vice President and General Counsel (since November 2001) of
                              HarbourView Asset Management Corporation; Secretary and General Counsel (since
                              November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a director
                              (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                              Vice President and a director (since November 2001) of Oppenheimer Partnership
                              Holdings, Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                              Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                              Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
                              Investments, Inc. and OFI Trust Company; Vice President (since November 2001) of
                              OppenheimerFunds Legacy Program; Senior Vice President and General Counsel (since
                              November 2001) of OFI Institutional Asset Management, Inc.; a director (since June
                              2003) of OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May
                              1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                              Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                              of Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                              Services, Inc. (November 1989-November 2001); and OppenheimerFunds International Ltd.
                              (October 1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,             Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager;
Vice President and            Vice President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer      Asset Management Corporation and Shareholder Services, Inc. Formerly (until February
(since 2004)                  2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An
Age: 54                       officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


            25 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $11,000 in fiscal 2004 and $10,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $1,600 in fiscal 2003 to the registrant.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,548 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $43,007 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

        Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The registrant's Board of Directors has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for directors and independent directors to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Directors of the registrant, or to an individual Director c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at WWW.OPPENHEIMERFUNDS.COM under the caption "contact us." If your correspondence is intended for a particular Director, please indicate the name of the Director for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Directors as group, or to an individual Director. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)